Exhibit 99.1

Media contact:	Investor contact:
Mike Jacobsen, APR	Nick Codispoti
+1 330 490 3796	+1 330 490 3513
michael.jacobsen@diebold.com	nick.codispoti@diebold.com

FOR IMMEDIATE RELEASE:
October 16, 2012

DIEBOLD ANNOUNCES PRELIMINARY THIRD QUARTER RESULTS
Company reduces full-year outlook for revenue and earnings

NORTH CANTON, Ohio - Diebold, Incorporated (NYSE: DBD) today announced preliminary 2012 third quarter revenue of approximately $710 million and earnings of $.27 per share, or $.39 on a non-GAAP* basis. These results are preliminary in nature and subject to standard quarterly financial reporting procedures. In addition, the company has lowered its full-year outlook for revenue and earnings per share. For 2012, Diebold now expects total revenue growth of approximately 6 percent and full-year non-GAAP earnings of $2.25 to $2.30. This compares with previous revenue guidance of 6 to 8 percent growth, and non-GAAP earnings of $2.50 to $2.60 per share. The company does not provide quarterly revenue or earnings guidance.
“We're disappointed in our revised outlook, as the business mix from regional to national accounts in North America continued to accelerate at a faster rate than we anticipated,” said Thomas W. Swidarski, Diebold president and chief executive officer. “In addition, we have also experienced customer delays related to our financial self-service business in Brazil, which will have an adverse effect on our full-year results.
“Despite these mix shift and timing issues, the fundamentals of the global markets in which we operate, while cyclical, remain sound,” Swidarski continued. “To improve our near-term performance, we are taking steps to further reduce costs and better align our operations with the opportunities that exist in the markets we serve. We are committed to improving our operational performance, and will provide more details during our third quarter earnings conference call.”

Investor call information
Diebold plans to release full third quarter financial results on October 25, before trading begins on the New York Stock Exchange.  Thomas W. Swidarski, president and chief executive officer, and Bradley C. Richardson, executive vice president and chief financial officer, will discuss the results during a conference call scheduled to begin at 10 a.m. ET that day.  The company will not provide any further statements about its third quarter results or the full-year outlook until the third quarter conference call.

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*See accompanying notes for non-GAAP measures.

PAGE 2/ DIEBOLD ANNOUNCES PRELIMINARY THIRD QUARTER RESULTS

Information about Diebold's third quarter earnings, including a complete, full-text press release, supplementary financial data and an earnings overview presentation, will be accessible by visiting the Investor Relations section of Diebold's website located at http://www.diebold.com/earnings on October 25.  Live access to the conference call, as well as the replay, will also be available on this website.
The conference call will last approximately one hour. Participants should plan to dial in 10 minutes prior to the session.  Details on the call are as follows:

	Call-in number	Passcode	Time/Date
Conference call	719-457-2087	8473473	10 a.m. ET, 10/25/12

Notes for Non-GAAP Measures
Reconciliation of diluted third quarter 2012 GAAP EPS to non-GAAP EPS (preliminary):

Q3 2012
Total EPS from continuing operations (GAAP measure)	$0.27
Restructuring charges	0.02
Non-routine expenses	0.01
Impairment charges	0.09
Total adjusted EPS (non-GAAP measure)	$0.39

The company's management believes excluding restructuring charges, non-routine expenses/income and impairment charges is useful to investors because it provides an overall understanding of the company's historical financial performance and future prospects. Management believes non-GAAP EPS from continuing operations is an indication of the company's base-line performance. Exclusion of these items permits evaluation and comparison of results for the company's core business operations, and it is on this basis that management internally assesses the company's performance.

Forward-Looking Statements
In this press release, statements that are not reported financial results or other historical information are “forward-looking statements”. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements relate to, among other things, the company's future operating performance, the company's share of new and existing markets, the company's short- and long-term revenue and earnings growth rates, and the company's implementation of cost-reduction initiatives and measures to improve pricing, including the optimization of the company's manufacturing capacity.

The use of the words “will,” “believes,” “anticipates,” “expects,” “intends” and similar expressions is intended to identify forward-looking statements that have been made and may in the future be made by or on behalf of the company. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and on key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The company is not obligated to update forward-looking statements, whether as a result of new information, future events or otherwise.

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PAGE 3/ DIEBOLD ANNOUNCES PRELIMINARY THIRD QUARTER RESULTS

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Some of the risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements include, but are not limited to:

•	competitive pressures, including pricing pressures and technological developments;

•	changes in the company's relationships with customers, suppliers, distributors and/or partners in its business ventures;

•
changes in political, economic or other factors such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the worldwide business in each of the company's operations, including Brazil, where a significant portion of the company's revenue is derived;

•
global economic conditions, including any additional deterioration and disruption in the financial markets, including the bankruptcies, restructurings or consolidations of financial institutions, which could reduce our customer base and/or adversely affect our customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;

•	acceptance of the company's product and technology introductions in the marketplace;

•	the company's ability to maintain effective internal controls;

•	changes in the company's intention to repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions could negatively impact foreign and domestic taxes;

•	unanticipated litigation, claims or assessments, as well as the impact of any current/pending lawsuits;

•	variations in consumer demand for financial self-service technologies, products and services;

•	potential security violations to the company's information technology systems;

•
the investment performance of our pension plan assets, which could require us to increase our pension contributions, and significant changes in health care costs, including those that may result from government action;

•	the amount and timing of repurchases of the company's common shares, if any;

•	the outcome of the company's global FCPA review and any actions taken by government agencies in connection with the company's self-disclosure, including the pending DOJ and SEC investigations; and

•	the company's ability to achieve benefits from its cost-reduction initiatives and other strategic changes, including its restructuring actions.

About Diebold
Diebold, Incorporated is a global leader in providing integrated self-service delivery and security systems and services. Diebold employs approximately 17,000 associates with representation in nearly 90 countries worldwide and is headquartered in the Canton, Ohio region, USA. Diebold is publicly traded on the New York Stock Exchange under the symbol 'DBD.' For more information, visit the company's website at www.diebold.com or follow the company on Twitter: http://twitter.com/diebold_inc.

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